UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2013

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34236	11-3054851
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)		Identification No.)

35 Wilbur Street
Lynbrook, NY 11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

ITEM 7.01 REGULATION FD DISCLOSURE

     Our President, Thomas L. Wegman, will present to various investors beginning on November 19, 2013 using the presentation materials furnished as Exhibit 99.1 hereto and which are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

     On November 18, 2013, the Company announced positive top-line data from the open label, Phase IIIb MULTICORD (Multiple Treatment Investigation of Collagenase Optimizing the Resolution of Dupuytren’s) study evaluating XIAFLEX® for the concurrent treatment of adult Dupuytren’s contracture patients with multiple palpable cords, which was conducted by the Company’s strategic partner, Auxilium Pharmaceuticals, Inc. (“Auxilium”). The Company also announced that Auxilium expects to submit the planned supplemental Biologics License Application to the U.S. Food and Drug Administration in the first quarter of 2014 seeking expansion of the labeling for the concurrent treatment of multiple palpable cords.

     A press release regarding the announcement is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Presentation materials to be used by Thomas L. Wegman, the Company’s President

99.2	Press release dated November 18, 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2013	BIOSPECIFICS TECHNOLOGIES CORP.
——————————————————
(Registrant)

/s/ Thomas L. Wegman
——————————————————
Thomas L. Wegman
President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation materials to be used by Thomas L. Wegman, the Company’s President
99.2	Press release dated November 18, 2013